Exhibit 1.A(10)(a)(ii)

[ING LOGO]	Use only for the following products:
Security Life of Denver Insurance Company	☐ Asset Portfolio Manager (2511)
Variable Life Customer Service Center	☐ Strategic Investor (2513)
P.O. Box 173888 • Denver, CO 80217-3888 Minot Service Center: 877-253-5050 • ing-securitylife.com
Employer Sponsored Plans: 877-329-7543

Supplement to Flexible Premium Variable Life Insurance Application
Investment Feature Selection Form

Section A – Premium Allocation

☐    Initial Premium Allocation        ☐    Premium Allocation Change Request

Premium Allocation.    Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division. Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%.

            % Guaranteed Interest Division

SEPARATE ACCOUNT INVESTMENT OPTIONS

AIM – Series I
        %    V.I. Capital Appreciation Fund
        %    V.I. Government Securities Fund

Alger American
        %    Growth Portfolio
        %    Leverage AllCap Portfolio
        %    MidCap Growth Portfolio
        %    Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
        %    Growth Portfolio (Service Class)
        %    Overseas Portfolio (Service Class)

Fidelity Variable Insurance Products Fund II (VIP II)
        %    Asset ManagerSM Portfolio (Service Class)
        %    Index 500 Portfolio

The GCG Trust
        %    Fully Managed Portfolio
        %    Liquid Asset Portfolio (money market)
        %    Mid-Cap Growth Portfolio

ING Income Shares – Initial Class
        %    VP Bond Portfolio

ING Partners – Initial Class
        %    ING UBS Tactical Asset Allocation Portfolio
        %    ING Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) – Class R Shares
        %    Index Plus Large Cap Portfolio
        %    Index Plus Mid Cap Portfolio
        %    Index Plus Small Cap Portfolio

ING Variable Products Trust (VP) – Class R Shares
        %    Growth Opportunities Portfolio
        %    MagnaCap Portfolio
        %    MidCap Opportunities Portfolio
        %    SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
        %    VIF-Core Equity Fund
        %    VIF-Health Sciences Fund
        %    VIF-High Yield Fund
        %    VIF-Small Company Growth Fund
        %    VIF-Total Return Fund
        %    VIF-Utilities Fund

Janus Aspen Series (Service Shares)
        %    Aggressive Growth Portfolio
        %    Growth Portfolio
        %    International Growth Portfolio
        %    Worldwide Growth Portfolio

Neuberger Berman
        %    AMT Growth Portfolio
        %    AMT Limited Maturity Bond Portfolio
        %    AMT Partners Portfolio

Pioneer Funds – Class I
        %    Mid Cap Value VCT Portfolio
        %    Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
        %    Growth & Income Fund
        %    New Opportunities Fund
        %    Small Cap Value Fund
        %    Voyager Fund

Van Eck
        %    Worldwide Bond Fund
        %    Worldwide Emerging Markets Fund
        %    Worldwide Hard Assets Fund
        %    Worldwide Real Estate Fund

Designated Deduction Option.    You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.

Name of Investment Option:

Section B – Automatic Telephone Privileges

I acknowledge that my policy automatically will provide telephone privileges to perform certain transactions as specified in the current prospectus to me as policy owner and to my agent/registered representative and his/her assistant. I also agree that the Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. The Company may employ procedures that might include requiring forms of personal identification before accepting such telephone instructions. I understand that if I do not want myself or my agent/registered representative and his/her assistant to have such telephone privileges, I must indicate so below. I also understand that once granted, such privileges can be revoked only upon receipt of signed written instructions at the Company.

☐    I do not want telephone privileges.
☐    I do not want telephone privileges granted to my agent/registered representative and his/her assistant.

Note: Signature required on back page.

V-166-00

Section C – Automatic Rebalancing Option

☐    Initiate Automatic Rebalancing (complete below)

☐    Change Automatic Rebalancing (complete below)

Automatic Rebalancing Allocation

AIM – Series I
        %    V.I. Capital Appreciation Fund
        %    V.I. Government Securities Fund

Alger American
        %    Growth Portfolio
        %    Leveraged AllCap Portfolio
        %    MidCap Growth Portfolio
        %    Small Capitalization Portfolio

Fidelity Variable Insurance Products Fund (VIP)
        %    Growth Portfolio (Service Class)
        %    Overseas Portfolio (Service Class)

Fidelity Variable Insurance Products Fund II (VIP II)
        % Asset ManagerSM Portfolio (Service Class)
        % Index 500 Portfolio

The GCG Trust
        %    Fully Managed Portfolio
        %    Liquid Asset Portfolio (money market)
        %    Mid-Cap Growth Portfolio

ING Income Shares – Initial Class
        %    VP Bond Portfolio

ING Partners – Initial Class
        %    ING UBS Tactical Asset Allocation Portfolio
        %    ING Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) – Class R Shares
        %    Index Plus Large Cap Portfolio
        %    Index Plus Mid Cap Portfolio
        %    Index Plus Small Cap Portfolio

ING Variable Products Trust (VP) – Class R Shares
        %    Growth Opportunities Portfolio
        %    MagnaCap Portfolio
        %    MidCap Opportunities Portfolio
        %    SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
        %    VIF-Core Equity Fund
        %    VIF-Health Sciences Fund
        %    VIF-High Yield Fund
        %    VIF-Small Company Growth Fund
        %    VIF-Total Return Fund
        %    VIF-Utilities Fund

Janus Aspen Series (Service Shares)
        %    Aggressive Growth Portfolio
        %    Growth Portfolio
        %    International Growth Portfolio
        %    Worldwide Growth Portfolio

Neuberger Berman
        %    AMT Growth Portfolio
        %    AMT Limited Maturity Bond Portfolio
        %    AMT Partners Portfolio

Pioneer Funds – Class I
        %    Mid Cap Value VCT Portfolio
        %    Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
        %    Growth & Income Fund
        %    New Opportunities Fund
        %    Small Cap Value Fund
        %    Voyager Fund

Van Eck
        %    Worldwide Bond Fund
        %    Worldwide Emerging Markets Fund
        %    Worldwide Hard Assets Fund
        %    Worldwide Real Estate Fund

                        % Guaranteed Interest Division

Frequency and Date of Automatic Rebalancing:  (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

☐ Monthly	☐ Quarterly	☐ Semi-annually	☐ Annually

Date:
☐  Policy Processing Date – Date on which processing will occur based on frequency selected beginning                                     (Month/Date)
☐  Last Valuation Date of Calendar Period
☐  Specific Date each Period beginning
(Specify Date)

Section D – Dollar Cost Averaging Option

☐  Initiate Dollar Cost Averaging (complete below)        ☐  Change Dollar Cost Averaging (complete below)

Please transfer $             or             % from:
(check one only)    ☐  The GCG Trust Liquid Asset Portfolio        ☐  Neuberger Berman Limited Maturity Bond Investment Option
into:  the Separate Account Investment Option(s) selected below.

Dollar Cost Averaging Allocation

AIM – Series I	INVESCO Variable Investment Fund (VIF)
$ or % V.I. Capital Appreciation Fund	$ or % VIF-Core Equity Fund
$ or % V.I. Government Securities Fund	$ or % VIF-Health Sciences Fund
Alger American	$ or % VIF-High Yield Fund
$ or % Growth Portfolio	$ or % VIF-Small Company Growth Fund
$ or % Leveraged AllCap Portfolio	$ or % VIF-Total Return Fund
$ or % MidCap Growth Portfolio	$ or % VIF-Utilities Fund
$ or % Small Capitalization Portfolio	Janus Aspen Series (Service Shares)
Fidelity Variable Insurance Products Fund (VIP)	$ or % Aggressive Growth Portfolio
$ or % Growth Portfolio (Service Class)	$ or % Growth Portfolio
$ or % Overseas Portfolio (Service Class)	$ or % International Growth Portfolio
Fidelity Variable Insurance Products Fund II (VIP II)	$ or % Worldwide Growth Portfolio
$ or % Asset ManagerSM Portfolio (Service Class)	Neuberger Berman
$ or % Index 500 Portfolio	$ or % AMT Growth Portfolio
The GCG Trust	$ or % AMT Limited Maturity Bond Portfolio
$ or % Fully Managed Portfolio	$ or % AMT Partners Portfolio
$ or % Liquid Asset Portfolio (money market)	Pioneer Funds – Class I
$ or % Mid-Cap Growth Portfolio	$ or % Mid Cap Value VCT Portfolio
ING Income Shares – Class R Shares	$ or % Small Cap Value VCT Portfolio
$ or % VP Bond Portfolio	Putnam Variable Trust (VT) Class IB Shares
ING Partners – Initial Class	$ or % Growth & Income Fund
$ or % ING UBS Tactical Asset Allocation Portfolio	$ or % New Opportunities Fund
$ or % ING Van Kampen Comstock Portfolio	$ or % Small Cap Value Fund
ING Variable Portfolios (VP) – Class R Shares	$ or % Voyager Fund
$ or % Index Plus Large Cap Portfolio	Van Eck
$ or % Index Plus Mid Cap Portfolio	$ or % Worldwide Bond Fund
$ or % Index Plus Small Cap Portfolio	$ or % Worldwide Emerging Markets Fund
ING Variable Products Trust (VP) – Class R Shares	$ or % Worldwide Hard Assets Fund
$ or % Growth Opportunities Portfolio	$ or % Worldwide Real Estate Fund
$ or % MagnaCap Portfolio
$ or % MidCap Opportunities Portfolio
$ or % SmallCap Opportunities Portfolio

Frequency and Date of Dollar Cost Averaging:  (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

☐ Monthly	☐ Quarterly	☐ Semi-annually	☐ Annually

Date:

☐  Policy Processing Date – Date on which processing will occur based on frequency selected beginning                      (Month/Date)
☐  Specific Date each Period beginning                                                                   (Specify Date)

Terminate:

☐  Terminate Dollar Cost Averaging on (date)
☐  Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $

Section E – Investment Option Transfer Request

Transfer From	Investment Option	Transfer To	Transfer From	Investment Option	Transfer To
AIM – Series I			The INVESCO Variable Investment Fund (VIF)
$ or %	V.I. Capital Appreciation Fund	$ or %	$ or %	VIF-Core Equity Fund	$ or %
$ or %	V.I. Government Securities Fund	$ or %	$ or %	VIF-Health Sciences Fund	$ or %
Alger American			$ or %	VIF-High Yield Fund	$ or %
$ or %	Growth Portfolio	$ or %	$ or %	VIF Small-Company Growth Fund	$ or %
$ or %	Leveraged AllCap Portfolio	$ or %	$ or %	VIF-Total Return Fund	$ or %
$ or %	MidCap Growth Portfolio	$ or %	$ or %	VIF-Utilities Fund	$ or %
$ or %	Small Capitalization Portfolio	$ or %	Janus Aspen Series Service Shares
Fidelity Variable Insurance Products Fund (VIP)			$ or %	Aggressive Growth Portfolio	$ or %
$ or %	Growth Portfolio (Service Class)	$ or %	$ or %	Growth Portfolio	$ or %
$ or %	Overseas Portfolio (Service Class)	$ or %	$ or %	International Growth Portfolio	$ or %
Fidelity Variable Insurance Products Fund II (VIP II)			$ or %	Worldwide Growth Portfolio	$ or %
$ or %	Asset ManagerSM Portfolio (Service Class)	$ or %	Neuberger Berman
$ or %	Index 500 Portfolio	$ or %	$ or %	AMT Growth Portfolio	$ or %
The GCG Trust			$ or %	AMT Limited Maturity Bond Portfolio	$ or %
$ or %	Fully Managed Portfolio	$ or %	$ or %	AMT Partners Portfolio	$ or %
$ or %	Liquid Asset Portfolio (Money Market)	$ or %	Pioneer Funds – Class I
$ or %	Mid-Cap Growth Portfolio	$ or %	$ or %	Mid Cap Value VCT Portfolio	$ or %
ING Income Shares – Class R Shares			$ or %	Small Cap Value VCT Portfolio	$ or %
$ or %	VP Bond Portfolio	$ or %	Putnam Variable Trust (VT) Class IB Shares
ING Partners – Initial Class			$ or %	Growth & Income Fund	$ or %
$ or %	ING UBS Tactical Asset Allocation Portfolio	$ or %	$ or % $ or %	New Opportunities Fund Small Cap Value Fund	$ or % $ or %
$ or %	ING Van Kampen Comstock Portfolio	$ or %	$ or %	Voyager Fund	$ or %
ING Variable Portfolios (VP) – Class R Shares			Van Eck
$ or %	Index Plus Large Cap Portfolio	$ or %	$ or %	Worldwide Bond Fund	$ or %
$ or %	Index Plus Mid Cap Portfolio	$ or %	$ or %	Worldwide Emerging Markets Fund	$ or %
$ or %	Index Plus Small Cap Portfolio	$ or %	$ or %	Worldwide Hard Assets Fund	$ or %
ING Variable Products Trust (VP) – Class R Shares			$ or %	Worldwide Real Estate Fund	$ or %
$ or %	Growth Opportunities Portfolio	$ or %
$ or %	MagnaCap Portfolio	$ or %
$ or %	MidCap Opportunities Portfolio	$ or %
$ or %	SmallCap Opportunities Portfolio	$ or %
$ or %	Guaranteed Interest Division	$ or %

Section F – Signatures

I/We acknowledge that we have read and understand:

1.    the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.

2.    I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center before the next transfer date.

3.    that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form before the date specified.

Signature of Owner(s) and authorized Registered Representative:

                                                                                                                                                   Date
(Signature)                                                             (Printed Name)

                                                                                                                                                   Date
(Signature)                                                             (Printed Name)

                                                                                                                                                   Date
(Signature)                                                             (Printed Name)

Signature of Spouse (if applicable)                                                                                       Date

If corporation, provide title of officer

Print name of Insured(s)

Policy Number                                                                                                           Daytime Phone Number
(For corporate owned/sponsored plans attach list of applicable policies)